Financial Risk Management Objectives and Policies - Summary of Monitoring Capital Using Gearing Ratio (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Disclosure Of Financial Instruments [Line Items]
Total liabilities	$ 647,161	$ 440,752
Total assets	1,118,367	721,007
Capital Management
Disclosure Of Financial Instruments [Line Items]
Total liabilities	647,161	440,752
Total assets	$ 1,118,367	$ 721,007
Gearing ratio	58.00%	61.00%